Exhibit 23.2

                              [KPMG LLP LETTERHEAD]



                         INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Local Financial Corporation:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.








                                                           /s/ KPMG LLP
Oklahoma City, Oklahoma
April 21, 1999